Exhibit 24


                               PECO ENERGY COMPANY

                         P O W E R  O F  A T T O R N E Y


     KNOW ALL MEN BY THESE PRESENTS That I, Susan W. Catherwood of Bryn Mawr, PA, do hereby appoint J. F. PAQUETTE, JR. and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the issue and sale of additional shares of Common Stock of PECO Energy Company pursuant to the provisions of the Long Term Incentive Plan of the Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated:  November 27, 1995
                                                  /s/ Susan W. Catherwood (L.S.)
                                                  -----------------------------
                                                      Susan W. Catherwood

                               PECO ENERGY COMPANY

                         P O W E R  O F  A T T O R N E Y


     KNOW ALL MEN BY THESE PRESENTS That I, M. Walter D'Alessio of Philadelphia, PA, do hereby appoint J. F. PAQUETTE, JR. and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the issue and sale of additional shares of Common Stock of PECO Energy Company pursuant to the provisions of the Long Term Incentive Plan of the Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated:  November 27, 1995
                                                  /s/ M. Walter D'Alessio (L.S.)
                                                  -----------------------------
                                                      M. Walter D'Alessio

                               PECO ENERGY COMPANY

                         P O W E R  O F  A T T O R N E Y


     KNOW ALL MEN BY THESE PRESENTS That I, Richard G. Gilmore of West Chester, PA , do hereby appoint J. F. PAQUETTE, JR. and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the issue and sale of additional shares of Common Stock of PECO Energy Company pursuant to the provisions of the Long Term Incentive Plan of the Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated:  November 27, 1995
                                                   /s/ Richard G. Gilmore (L.S.)
                                                  -----------------------------
                                                       Richard G. Gilmore

                               PECO ENERGY COMPANY

                         P O W E R  O F  A T T O R N E Y


     KNOW ALL MEN BY THESE PRESENTS That I, Richard H. Glanton of Philadelphia, PA, do hereby appoint J. F. PAQUETTE, JR. and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the issue and sale of additional shares of Common Stock of PECO Energy Company pursuant to the provisions of the Long Term Incentive Plan of the Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated:  November 27, 1995
                                                   /s/ Richard H. Glanton (L.S.)
                                                  -----------------------------
                                                       Richard H. Glanton

                               PECO ENERGY COMPANY

                         P O W E R  O F  A T T O R N E Y


     KNOW ALL MEN BY THESE PRESENTS That I, James A. Hagen of Villanova, PA, do hereby appoint J. F. PAQUETTE, JR. and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the issue and sale of additional shares of Common Stock of PECO Energy Company pursuant to the provisions of the Long Term Incentive Plan of the Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated:  November 27, 1995
                                                  /s/ James A. Hagen (L.S.)
                                                  -----------------------------
                                                      James A. Hagen

                               PECO ENERGY COMPANY

                         P O W E R  O F  A T T O R N E Y


     KNOW ALL MEN BY THESE PRESENTS That I, Nelson G. Harris of Lafayette Hill, PA, do hereby appoint J. F. PAQUETTE, JR. and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the issue and sale of additional shares of Common Stock of PECO Energy Company pursuant to the provisions of the Long Term Incentive Plan of the Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated:  November 27, 1995
                                                   /s/ Nelson G. Harris (L.S.)
                                                  -----------------------------
                                                       Nelson G. Harris

                               PECO ENERGY COMPANY

                         P O W E R  O F  A T T O R N E Y


     KNOW ALL MEN BY THESE PRESENTS That I, Joseph C. Ladd of Rosemont, PA, do hereby appoint J. F. PAQUETTE, JR. and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the issue and sale of additional shares of Common Stock of PECO Energy Company pursuant to the provisions of the Long Term Incentive Plan of the Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated:  November 27, 1995
                                                   /s/ Joseph C. Ladd (L.S.)
                                                  -----------------------------
                                                       Joseph C. Ladd

                               PECO ENERGY COMPANY

                         P O W E R  O F  A T T O R N E Y


     KNOW ALL MEN BY THESE PRESENTS That I, of Edithe J. Levit of Philadelphia,PA, do hereby appoint J. F. PAQUETTE, JR. and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the issue and sale of additional shares of Common Stock of PECO Energy Company pursuant to the provisions of the Long Term Incentive Plan of the Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated:  November 27, 1995
                                                   /s/ Edithe J. Levit (L.S.)
                                                  -----------------------------
                                                       Edithe J. Levit

                               PECO ENERGY COMPANY

                         P O W E R  O F  A T T O R N E Y


     KNOW ALL MEN BY THESE PRESENTS That I, Kinnaird R. McKee of Oxford, MD, do hereby appoint J. F. PAQUETTE, JR. and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the issue and sale of additional shares of Common Stock of PECO Energy Company pursuant to the provisions of the Long Term Incentive Plan of the Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated:  November 27, 1995
                                                   /s/ Kinnaird R. McKee (L.S.)
                                                  -----------------------------
                                                       Kinnaird R. McKee

                               PECO ENERGY COMPANY

                         P O W E R  O F  A T T O R N E Y


     KNOW ALL MEN BY THESE PRESENTS That I, Joseph J. McLaughlin of Rosemont, PA, do hereby appoint J. F. PAQUETTE, JR. and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the issue and sale of additional shares of Common Stock of PECO Energy Company pursuant to the provisions of the Long Term Incentive Plan of the Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated:  November 27, 1995
                                                 /s/ Joseph J. McLaughlin (L.S.)
                                                 ------------------------------
                                                     Joseph J. McLaughlin

                               PECO ENERGY COMPANY

                          P O W E R  O F  A T T O R N E Y


     KNOW ALL MEN BY THESE PRESENTS That I, John M. Palms of Columbia, SC, do hereby appoint J. F. PAQUETTE, JR. and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the issue and sale of additional shares of Common Stock of PECO Energy Company pursuant to the provisions of the Long Term Incentive Plan of the Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated:  November 27, 1995
                                                   /s/ John M. Palms (L.S.)
                                                  -----------------------------
                                                       John M. Palms

                               PECO ENERGY COMPANY

                         P O W E R  O F  A T T O R N E Y


     KNOW ALL MEN BY THESE PRESENTS That I, Ronald Rubin of Narberth, PA, do hereby appoint J. F. PAQUETTE, JR. and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the issue and sale of additional shares of Common Stock of PECO Energy Company pursuant to the provisions of the Long Term Incentive Plan of the Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated:  November 27, 1995
                                                   /s/ Ronald Rubin (L.S.)
                                                  -----------------------------
                                                       Ronald Rubin

                               PECO ENERGY COMPANY

                         P O W E R  O F  A T T O R N E Y


     KNOW ALL MEN BY THESE PRESENTS That I, Robert Subin of Blue Bell, PA, do hereby appoint J. F. PAQUETTE, JR. and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the issue and sale of additional shares of Common Stock of PECO Energy Company pursuant to the provisions of the Long Term Incentive Plan of the Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated:  November 27, 1995
                                                  /s/ Robert Subin (L.S.)
                                                  -----------------------------
                                                      Robert Subin